UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2022

TEGNA INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-6961	16-0442930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8350 Broad Street, Suite 200, Tysons, Virginia	22102-5151
(Address of Principal Executive Offices)	(Zip Code)

(703) 873-6600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	TGNA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On February 22, 2022, TEGNA Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Teton Parent Corp., a newly formed Delaware corporation (“Parent”), Teton Merger Corp., a newly formed Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), and solely for purposes of certain provisions specified therein, other subsidiaries of Parent, certain affiliates of Standard General L.P., a Delaware limited partnership (“Standard General”) and CMG Media Corporation, a Delaware corporation (“CMG,”) and certain of its subsidiaries. Parent, Merger Sub, the other subsidiaries of Parent, those affiliates of Standard General, CMG and those subsidiaries of CMG, are collectively, referred to as the “Parent Restructuring Entities.” Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto.

The Merger Agreement provides, among other things and subject to the terms and conditions set forth therein, that Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as an indirect wholly owned subsidiary of Parent. The Merger Agreement provides that each share of common stock, par value $1.00 per share, of the Company (the “Common Stock”) outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than (i) shares of Common Stock owned by Parent or owned or held in treasury by the Company, except for shares of Common Stock held on behalf of third parties; (ii) shares of Common Stock owned or held by any wholly owned subsidiary of the Company, except for shares of Common Stock held on behalf of third parties; and (iii) shares of Common Stock held by holders of such shares who have properly exercised appraisal rights with respect thereto in accordance with, and who have complied with, Section 262 of the Delaware General Corporation Law, as amended, with respect to such shares) will at the Effective Time automatically be converted into the right to receive (i) $24.00 per share of Common Stock in cash, without interest plus (ii) (A) if the date on which the closing of the Merger (the “Closing”) occurs (the “Closing Date”) after November 22, 2022 and before February 22, 2023, an amount in cash equal to (x) $0.00166667 multiplied by (y) the number of calendar days elapsed after November 22, 2022 to and including the Closing Date, (B) if the Closing Date occurs on or after February 22, 2023 and before March 22, 2023, an amount in cash equal to (x) $0.15333333 plus (y)(I) $0.0025 multiplied by (II) the number of calendar days elapsed after February 22, 2023 to and including the Closing Date, (C) if the Closing Date occurs on or after March 22, 2023 and before April 22, 2023, an amount in cash equal to (x) $0.22333333 plus (y)(I) $0.00333333 multiplied by (II) the number of calendar days elapsed after March 22, 2023 to and including the Closing Date, (D) if the Closing Date occurs on or after April 22, 2023 and before May 22, 2023, an amount in cash equal to (x) $0.3266667 plus (y)(I) $0.00416667 multiplied by (II) the number of calendar days elapsed after April 22, 2023 to and including the Closing Date, in each case without interest (the “Merger Consideration”).

Pursuant to the Merger Agreement, each (i) time-based restricted stock unit award in respect of shares of Common Stock (a “Company RSU Award”) and (ii) performance-based restricted stock unit or performance share award in respect of shares of Common Stock (a “Company PSU Award”), in each case, whether vested or unvested, outstanding immediately prior to the Effective Time will become fully vested and be converted into the right to receive the Merger Consideration, less amounts that are required to be withheld or deducted under applicable law. The number of shares of Common Stock subject to a Company PSU Award will be determined in accordance with the provisions of the applicable award agreement that apply in a “Change of Control” within the meaning of the applicable award agreement, with certain adjustments for Company PSU Awards granted in 2021. Any Company RSU Award or Company restricted stock award under the Company’s deferred compensation plan will be considered and treated as a Company RSU Award.

The Company’s board of directors (the “Board”) has unanimously determined that the transactions contemplated by the Merger Agreement, including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders, approved the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, and resolved to recommend that the Company’s stockholders adopt the Merger Agreement.

The obligation of the parties to complete the Merger is subject to customary closing conditions, including, among others:

•	the approval of the Merger Agreement by the holders of at least a majority of the outstanding shares of Common Stock entitled to vote thereon (the “Company Stockholder Approval”);

•	the absence of any injunction or order by a court of competent jurisdiction in the United States or law in the United States having been adopted prohibiting the consummation of the Merger;

•

(i) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended applicable to the Merger and the transactions contemplated by that certain Contribution and Exchange Agreement entered into concurrently with the Merger Agreement by the Parent Restructuring Entities (the “Contribution Agreement”) and (ii) the grant by the Federal Communications Commission (the “FCC”) of applications required to be filed with the FCC to obtain the approvals of the FCC pursuant to the Communications Act of 1934 (the “Communications Act”) and FCC rules necessary to consummate the transactions contemplated by the Merger Agreement and the Contribution Agreement (the transactions contemplated by the Contribution Agreement, the “Restructuring”), including a petition for declaratory ruling under Section 310(b) of the Communications Act and the FCC’s rules governing foreign ownership with respect to the Merger and the Restructuring;

•	the accuracy of the representations and warranties contained in the Merger Agreement (subject to certain materiality qualifiers);

•

the performance and compliance in all material respects by the parties of their respective covenants required by the Merger Agreement to be performed or complied with by such party prior to the Effective Time; and

•	the absence of any “Company Material Adverse Effect” (as defined in the Merger Agreement) since September 30, 2021.

The Merger Agreement contains certain termination rights, including, among others:

•	the right of the parties to terminate the Merger Agreement by mutual written consent;

•

the right of either party to terminate the Merger Agreement if (a) the Merger has not been consummated at or prior to 5:00 p.m. Eastern Time on November 22, 2022 (the “Outside Date”), provided that (i) the Company or Parent may each extend such date for a period of three months in certain circumstances relating to the obtaining of regulatory approval and (ii) the Company may further extend such date for an additional period of three months under those same circumstances, (b) a governmental entity in the United States has issued a final non-appealable order prohibiting the Merger, (c) the FCC issues a Hearing Designation Order with respect to the Merger or the Restructuring, (d) the Company Stockholder Approval is not obtained at a meeting of such stockholders for the purpose of obtaining the Company Stockholder Approval, or (e) the Company, on the one hand, or any of the Parent Restructuring Entities, on the other hand, breaches its representations, warranties or covenants in the Merger Agreement, which breach would result in a failure of the applicable closing condition to be met, subject in certain cases, to the right of the breaching party to cure the breach (and provided that the party seeking to terminate the Merger Agreement is not in breach in a manner that would result in a failure of the applicable closing condition to be met);

•

the right of the Company to terminate the Merger Agreement (a) if (i) all conditions to the obligation of the Company to effect the Merger have been satisfied or validly waived, (ii) Parent and Merger Sub fail to consummate the Closing by the date upon which the Closing should have occurred pursuant to the Merger Agreement, (iii) the Company provides irrevocable and unconditional notice to Parent at least three business days prior to such termination that (A) it is ready, willing and able to consummate the Closing and (B) all conditions to the Company’s obligation to close have been satisfied or that it is willing to waive any unsatisfied conditions in order to consummate the Closing, and (iv) Parent and Merger Sub fail to consummate the Merger by the third business day after delivery of such notice; or (b) in order to enter into a definitive agreement with respect to a “Company Superior Proposal” (as defined in the Merger Agreement) in certain circumstances; and

•	the right of Parent to terminate the Merger Agreement in certain circumstances if the Board changes its recommendation in favor of the Merger.

The Merger Agreement provides that, upon termination of the Merger Agreement under certain specified circumstances, the Company will be required to pay Parent a termination fee of $163,000,000, and Parent will be required to pay the Company a termination fee of (i) $136,000,000 or (ii) $272,000,000, in each case under certain specified circumstances.

The Company has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants:

•

to use reasonable best efforts to conduct its operations in all material respects in the ordinary course of business during the period between the date of the Merger Agreement and the Closing, and not to engage in specified types of transactions during this period, subject to certain exceptions;

•	to convene a meeting of its stockholders for the purpose of obtaining the Company Stockholder Approval;

•

not to solicit alternative acquisition proposals, and subject to certain exceptions, not to engage in discussions or negotiations with respect to such proposals or provide information in connection with such proposals; and

•	subject to customary “fiduciary out” exceptions, recommend that the Company’s stockholders adopt the Merger Agreement.

The Company and the Parent Restructuring Entities have agreed that they will, and will cause certain of their affiliates to, use their reasonable best efforts to consummate the Merger and the Restructuring as promptly as practicable and in any event by the Outside Date (including any extensions thereto), including by (i) preparing and filing with the appropriate governmental entity all filings, forms, registrations and notifications required to be filed to consummate the Merger and the Restructuring, and to respond to inquiries from governmental entities, or provide any supplemental information that may be requested by governmental entities, in connection with such filings, (ii) agreeing to the sale, divestiture, license, holding separate, behavioral or other operational conditions, and other dispositions of and restrictions on the businesses, assets, properties, product lines, and equity interests of, or changes to the conduct of business of, the Company, the Company’s subsidiaries, each of the Parent, Merger Sub, CMG and an affiliate of Standard General and their respective affiliates, and (iii) creating, terminating, or divesting relationships, ventures, contractual rights or obligations of the Company, the Company’s subsidiaries, each of Merger Sub, CMG and an affiliate of Standard General or their respective affiliates. The parties have agreed to file FCC and HSR applications within 10 business days after signing. In addition, the Parent Restructuring Entities are subject to certain obligations with respect to obtaining the consent of the FCC. Notwithstanding the foregoing, CMG and its affiliates (except Parent, Merger Sub and their respective subsidiaries) will not be required to agree to (a) the sale, divestiture, license or hold separate of any business, asset, property, product line, or equity interest of CMG other than the Company’s stations or any business, asset, property, product line, or equity interest of Parent, the Company (or the surviving entity of the Merger) or any of their respective subsidiaries, or (b) certain other behavioral or other operational conditions. In addition, each of the Parent Restructuring Entities is required to use its respective reasonable best efforts to consummate and make effective the Restructuring as promptly as practicable.

If the Merger is consummated, the shares of Common Stock will be delisted from the New York Stock Exchange and deregistered under the Securities Exchange Act of 1934.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, the Parent Restructuring Entities or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company and the Parent Restructuring Entities and the transactions contemplated by the Merger Agreement that will be contained in or attached as an annex to the proxy statement that the Company will file in connection with the transactions contemplated by the Merger Agreement, as well as in the other filings that the Company will make with the U.S. Securities and Exchange Commission (the “SEC”). The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading.

Parent Financing

Parent has obtained equity financing and debt financing commitments for the purpose of financing the transactions contemplated by the Merger Agreement and paying related fees and expenses. Funds managed by affiliates of Apollo Global Management and certain other investors have committed to purchase preferred equity interests in Parent at the closing of the Merger with an aggregate equity contribution equal to $925 million on the terms and subject to the conditions set forth in a preferred securities commitment letter.

Concurrently with the execution of the Merger Agreement, the Parent Restructuring Entities entered into the Contribution Agreement pursuant to which, subject to the terms and conditions set forth therein, the Parent Restructuring Entities will consummate the Restructuring. The Company is not a party to the Contribution Agreement, but has certain third-party beneficiary rights relating to its ability to specifically enforce the regulatory efforts covenants and certain other provisions set forth therein. The parties to the Contribution Agreement may not amend, waive, or terminate the Contribution Agreement if such action would prevent, materially impede, or materially delay the consummation of the Restructuring or the Merger or if such action relates to the termination or conditions to closing provisions of the Contribution Agreement.

Royal Bank of Canada, RBC Capital Markets, Bank of America, N.A., BofA Securities, Inc., Goldman Sachs Bank USA, Truist Bank, Truist Securities, Inc., BNP Paribas Securities Corp., BNP Paribas, Credit Suisse AG, Credit Suisse Loan Funding LLC, Jefferies Finance LLC, Mizuho Bank, Ltd., The Toronto-Dominion Bank, New York Branch, TD Securities (USA) LLC, Barclays Bank PLC, Deutsche Bank AG New York Branch, Deutsche Bank AG Cayman Islands Branch, Deutsche Bank Securities Inc., MUFG Union Bank, N.A., MUFG Bank, Ltd. and MUFG Securities Americas Inc. (together with certain of their affiliates, the “Lenders”), have agreed to provide Parent with debt financing in an aggregate principal amount that is sufficient, when taken together with Parent’s equity financing, to pay the cash consideration required to complete the Merger and the transactions contemplated by the Merger Agreement, including the payment of any debt required to be satisfied and discharged in connection with the Merger. The obligations of the Lenders to provide debt financing under the debt commitment letter are subject to customary closing conditions, including the consummation of the Merger.

Limited Guarantee

Concurrently with the execution of the Merger Agreement, the SG Holders and CMG entered into a limited guarantee with the Company, pursuant to which they agreed to guarantee the obligations of Parent and Merger Sub with respect to the payment of the termination fees, damages and certain other specified payments under the Merger Agreement, in an amount not to exceed $272,000,000, subject to the terms and conditions set forth in such limited guarantee. Under certain circumstances set forth therein, funds managed by affiliates of Apollo Global Management have agreed to backstop the guarantee provided by CMG under the limited guarantee.

Item 8.01.	Other Events.

On February 22, 2022, the Company and Standard General issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, projections and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021, and the following: (1) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction and the related transactions involving the parties that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction, (2) risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals or the approval of the Company’s stockholders), and the related transactions involving the parties, in the anticipated timeframe or at all, (3) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, (4) disruption from the proposed transaction making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business, (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction or of the transactions involving the parties, (6) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction, (7) significant transaction costs, (8) the risk of litigation and/or regulatory actions related to the proposed transaction or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future, (9) other business effects, including the effects of industry, market, economic, political or regulatory conditions, (10) information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity, malware or ransomware attacks, and (11) changes resulting from the COVID-19 pandemic, which could exacerbate any of the risks described above.

Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of the Company. Each such statement speaks only as of the day it was made. The Company undertakes no obligation to update or to revise any forward-looking statements. The factors described above cannot be controlled by the Company. When used in this Current Report on Form 8-K, the words “believes,” “estimates,” “plans,” “expects,” “should,” “could,” “outlook,” and “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward looking statements. Forward-looking statements in this Current Report on Form 8-K may include, without limitation: statements about the potential benefits of the proposed acquisition, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of closing the proposed transaction.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file relevant materials with the U.S. Securities and Exchange Commission, including a proxy statement on Schedule 14A. The Company will mail to its stockholders a definitive proxy statement in connection with the proposed transaction. THE COMPANY URGES YOU TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors also will be able to obtain a free copy of the proxy statement and other documents (when available) filed by the Company with the SEC by accessing the Investors section of the Company’s website at http://tegna.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement when it is filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s definitive proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 26, 2021 and in subsequently filed Current Reports on Form 8-K, Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. You can obtain free copies of these documents from the Company using the contact information above.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 22, 2022, by and among TEGNA Inc., Teton Parent Corp., Teton Merger Corp., and solely for purposes of certain provisions specified therein, Community News Media LLC, CNM Television Holdings I LLC, SGCI Holdings III LLC, P Standard General Ltd., Standard General Master Fund L.P., Standard General Master Fund II L.P., Standard General Focus Fund L.P., CMG Media Corporation, CMG Media Operating Company, LLC, CMG Farnsworth Television Holdings, LLC, CMG Farnsworth Television Operating Company, LLC, Teton Midco Corp., Teton Opco Corp., and CMG Farnsworth Television Acquisition Company, LLC.*

99.1	Press Release, dated as of February 22, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the U.S. Securities and Exchange Commission upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEGNA INC.
(Registrant)

	By:	/s/ Akin S. Harrison
Akin S. Harrison
Senior Vice President and General Counsel
Date: February 22, 2022